Exhibit 24

                                POWER OF ATTORNEY

                                 WITH RESPECT TO

                         ALLSTATE LIFE INSURANCE COMPANY
                                  (REGISTRANT)


Know all men by these presents that the undersigned director of Allstate Life Insurance Company constitutes and appoints Michael J. Velotta as his true and lawful attorney-in-fact and agent, with full power of substitution, for him in any and all capacities, to sign any registration statements of Allstate Life Insurance Company and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

September 23, 2002

/s/ THOMAS J. WILSON, II
- ------------------------------
   Thomas J. Wilson, II
   Chairman of the Board, President
   and Director

                                POWER OF ATTORNEY

                                 WITH RESPECT TO

                         ALLSTATE LIFE INSURANCE COMPANY
                                  (REGISTRANT)


Know all men by these presents that the undersigned director of Allstate Life Insurance Company constitutes and appoints Thomas J. Wilson, II, as his true and lawful attorney-in-fact and agent, with full power of substitution, for him in any and all capacities, to sign any registration statements of Allstate Life Insurance Company and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

September 23, 2002

/s/ MICHAEL J. VELOTTA
- ------------------------------
   Michael J. Velotta
   Senior Vice President, Secretary,
   General Counsel and Director

                                POWER OF ATTORNEY

                                 WITH RESPECT TO

                         ALLSTATE LIFE INSURANCE COMPANY
                                  (REGISTRANT)


Know all men by these presents that the undersigned director of Allstate Life Insurance Company constitutes and appoints Thomas J. Wilson, II, and Michael J. Velotta, and each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, with full power of substitution, for him in any and all capacities, to sign any registration statements of Allstate Life Insurance Company and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all that each of said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

September 23, 2002

/s/ DAVID A. BIRD
- ------------------------------
      David A. Bird
      Director

                                POWER OF ATTORNEY

                                 WITH RESPECT TO

                         ALLSTATE LIFE INSURANCE COMPANY
                                  (REGISTRANT)


Know all men by these presents that the undersigned director of Allstate Life Insurance Company constitutes and appoints Thomas J. Wilson, II, and Michael J. Velotta, and each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, with full power of substitution, for him in any and all capacities, to sign any registration statements of Allstate Life Insurance Company and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all that each of said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

September 23, 2002

/s/ RICHARD I. COHEN
- ------------------------------
      Richard I. Cohen
      Director

                                POWER OF ATTORNEY

                                 WITH RESPECT TO

                         ALLSTATE LIFE INSURANCE COMPANY
                                  (REGISTRANT)


Know all men by these presents that the undersigned director of Allstate Life Insurance Company constitutes and appoints Thomas J. Wilson, II, and Michael J. Velotta, and each of them (with full power to each of them to act alone) as her true and lawful attorney-in-fact and agent, with full power of substitution, for her in any and all capacities, to sign any registration statements of Allstate Life Insurance Company and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all that each of said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

September 23, 2002

/s/ MARGARET G. DYER
- ------------------------------
      Margaret G. Dyer
      Senior Vice President and Director

                                POWER OF ATTORNEY

                                 WITH RESPECT TO

                         ALLSTATE LIFE INSURANCE COMPANY
                                  (REGISTRANT)


Know all men by these presents that the undersigned director of Allstate Life Insurance Company constitutes and appoints Thomas J. Wilson, II, and Michael J. Velotta, and each of them (with full power to each of them to act alone) as her true and lawful attorney-in-fact and agent, with full power of substitution, for her in any and all capacities, to sign any registration statements of Allstate Life Insurance Company and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all that each of said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

September 23, 2002

/s/ MARLA G. FRIEDMAN
- ------------------------------
      Marla G. Friedman
      Senior Vice President and Director

                                POWER OF ATTORNEY

                                 WITH RESPECT TO

                         ALLSTATE LIFE INSURANCE COMPANY
                                  (REGISTRANT)


Know all men by these presents that the undersigned director of Allstate Life Insurance Company constitutes and appoints Thomas J. Wilson, II, and Michael J. Velotta, and each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, with full power of substitution, for him in any and all capacities, to sign any registration statements of Allstate Life Insurance Company and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all that each of said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

September 23, 2002

/s/ EDWARD M. LIDDY
- ------------------------------
      Edward M. Liddy
      Director

                                POWER OF ATTORNEY

                                 WITH RESPECT TO

                         ALLSTATE LIFE INSURANCE COMPANY
                                  (REGISTRANT)


Know all men by these presents that the undersigned director of Allstate Life Insurance Company constitutes and appoints Thomas J. Wilson, II, and Michael J. Velotta, and each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, with full power of substitution, for him in any and all capacities, to sign any registration statements of Allstate Life Insurance Company and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all that each of said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

September 23, 2002

/s/ JOHN C. LOUNDS
- ------------------------------
      John C. Lounds
      Senior Vice President and Director

                                POWER OF ATTORNEY

                                 WITH RESPECT TO

                         ALLSTATE LIFE INSURANCE COMPANY
                                  (REGISTRANT)


Know all men by these presents that the undersigned director of Allstate Life Insurance Company constitutes and appoints Thomas J. Wilson, II, and Michael J. Velotta, and each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, with full power of substitution, for him in any and all capacities, to sign any registration statements of Allstate Life Insurance Company and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all that each of said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

September 23, 2002

/s/ J. KEVIN MCCARTHY
- ------------------------------
      J. Kevin McCarthy
      Senior Vice President and Director

                                POWER OF ATTORNEY

                                 WITH RESPECT TO

                         ALLSTATE LIFE INSURANCE COMPANY
                                  (REGISTRANT)


Know all men by these presents that the undersigned director of Allstate Life Insurance Company constitutes and appoints Thomas J. Wilson, II, and Michael J. Velotta, and each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, with full power of substitution, for him in any and all capacities, to sign any registration statements of Allstate Life Insurance Company and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all that each of said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

September 23, 2002

/s/ ROBERT W. PIKE
- ------------------------------
      Robert W. Pike
      Director

                                POWER OF ATTORNEY

                                 WITH RESPECT TO

                         ALLSTATE LIFE INSURANCE COMPANY
                                  (REGISTRANT)


Know all men by these presents that the undersigned officer of Allstate Life Insurance Company constitutes and appoints Thomas J. Wilson, II, and Michael J. Velotta, and each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, with full power of substitution, for him in any and all capacities, to sign any registration statements of Allstate Life Insurance Company and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all that each of said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

September 23, 2002

/s/ SAMUEL H. PILCH
- ------------------------------
   Samuel H. Pilch
   Group Vice President
   and Controller

                                POWER OF ATTORNEY

                                 WITH RESPECT TO

                         ALLSTATE LIFE INSURANCE COMPANY
                                  (REGISTRANT)


Know all men by these presents that the undersigned director of Allstate Life Insurance Company constitutes and appoints Thomas J. Wilson, II, and Michael J. Velotta, and each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, with full power of substitution, for him in any and all capacities, to sign any registration statements of Allstate Life Insurance Company and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all that each of said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

September 23, 2002

/s/ MICHAEL J. ROCHE
- ------------------------------
      Michael J. Roche
      Senior Vice President and Director

                                POWER OF ATTORNEY

                                 WITH RESPECT TO

                         ALLSTATE LIFE INSURANCE COMPANY
                                  (REGISTRANT)


Know all men by these presents that the undersigned director of Allstate Life Insurance Company constitutes and appoints Thomas J. Wilson, II, and Michael J. Velotta, and each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, with full power of substitution, for him in any and all capacities, to sign any registration statements of Allstate Life Insurance Company and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all that each of said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

September 23, 2002

/s/ STEVEN E. SHEBIK
- ------------------------------
      Steven E. Shebik
      Senior Vice President and Director

                                POWER OF ATTORNEY

                                 WITH RESPECT TO

                         ALLSTATE LIFE INSURANCE COMPANY
                                  (REGISTRANT)


Know all men by these presents that the undersigned director of Allstate Life Insurance Company constitutes and appoints Thomas J. Wilson, II, and Michael J. Velotta, and each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, with full power of substitution, for him in any and all capacities, to sign any registration statements of Allstate Life Insurance Company and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all that each of said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

September 23, 2002

/s/ ERIC A. SIMONSON
- ------------------------------
     Eric A. Simonson
     Senior Vice President, Chief Investment Officer
     and Director

                                POWER OF ATTORNEY

                                 WITH RESPECT TO

                         ALLSTATE LIFE INSURANCE COMPANY
                                  (REGISTRANT)


Know all men by these presents that the undersigned director of Allstate Life Insurance Company constitutes and appoints Thomas J. Wilson, II, and Michael J. Velotta, and each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, with full power of substitution, for him in any and all capacities, to sign any registration statements of Allstate Life Insurance Company and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all that each of said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

September 23, 2002

/s/ KEVIN R. SLAWIN
- ------------------------------
      Kevin R. Slawin
      Senior Vice President and Director

                                POWER OF ATTORNEY

                                 WITH RESPECT TO

                         ALLSTATE LIFE INSURANCE COMPANY
                                  (REGISTRANT)


Know all men by these presents that the undersigned director of Allstate Life Insurance Company constitutes and appoints Thomas J. Wilson, II, and Michael J. Velotta, and each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, with full power of substitution, for him in any and all capacities, to sign any registration statements of Allstate Life Insurance Company and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all that each of said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

September 23, 2002

/s/ CASEY J. SYLLA
- ------------------------------
      Casey J. Sylla
      Director